OIL AND GAS LEASE ASSIGNMENT

THIS OIL AND GAS LEASE ASSIGNMENT made and entered into this the 12th day of April, 2012, by and between:

MITCHELL COOMER and
TRAVIS COOMER and
each of 4950 Fairplay Road
Columbia, KY 42728, AND

TN-K ENERGY GROUP, INC.
Suite 102, 649 Sparta Highway
Crossville, Tennessee 38556,

hereinafter referred to jointly as **"Assignor", AND**

TN-K ENERGY GROUP, INC.
Suite 102, 649 Sparta Highway
Crossville, Tennessee 38556,

TEXAS MINERAL PROPERTIES, LLC, d/b/a BSAG PROPERTIES, LTD.
4504 Boat Club Rd. Suite 800
Fort Worth, Texas 76135,

CAROLYN A. BOWLDS
3700 Sand Rock Trail
Owensboro, Kentucky 42303, AND

K & K ACQUISITIONS, LLC
P.O. Box 894
Palmer, Texas 75152

hereinafter sometimes referred to jointly as **"Assignee"**.

W I T N E S S E T H

WHEREAS, Assignor is the owner of the working interest in and to the Clark Brothers and Pansy Clark Leases more particularly set forth below, and Assignor desires to transfer all of its interest in and to the leases as more particularly set forth below, it does hereby make the following assignment thereon:

FOR AND IN CONSIDERATION of the sum of One ($1.00) Dollar and other good and valuable consideration, the receipt of which is hereby acknowledged, Assignor does hereby ASSIGN, SELL, GRANT,

TRANSFER, CONVEY and DELIVER to the named Assignee set forth below, its successors and assigns, the type of interest and the amount of that interest as so identified:

Assignee	Type of interest	Interest as % of 100%
TN-K ENERGY GROUP, INC.	Overriding royalty interest (ORI)	5.00%
TEXAS MINERAL PROPERTIES, LLC, d/b/a BSAG PROPERTIES, LTD.	Working interest (WI)	70.72%
CAROLYN A. BOWLDS	WI	7.06%
K & K ACQUISITIONS, LLC	WI	4.72%
TOTAL INTEREST ASSIGNED		87.50%

Each of said interests is in and to the following leaseholds located in Green County, Kentucky (all instruments hereinafter noted are recorded in the office of the Green County Clerk) and being bounded as follows:

CLARK BROTHERS LEASE

Bounded on the North by lands of Paul Milles;
Bounded on the South by lands of Nelson Murrell;
Bounded on the East by lands of Robert Simmons; and
Bounded on the West by lands of James Clark.
Containing 586 acres more or less.

This being the same property which is the subject of a lease from Jr. Clark, et al., to Mitchell Coomer and Travis Coomer dated November 1st, 2007, recorded Lease Book 69, at page 535. Sell also an Acknowledgment and Agreement dated March ____, 2012, from Jr. Clark et al., to Mitchell Coomer and Travis Coomer recorded in Lease Book ____, at page _____.

TN-K Energy Group, Inc., acquired its interests in the Clark Brothers lease as follows, each assignment being from Mitchell Coomer and Travis Coomer:

	Date	LB/Page
(1)	11/06/09	70/143
(2)	12/04/09	70/157
(3)	02/02/10	70/226

PANSY CLARK LEASE

Bounded on the North by lands of Nelson Murrell;
Bounded on the South by lands of Jason Wilcoxson and James Clark;
Bounded on the East by lands of J. R. Clark; and
Bounded on the West by lands of Joe E. Froggett.
Containing 586 acres more or less.

This being the same property which is the subject of a lease from Pansy Clark by and through her attorney in fact, James L. Clark, to Mitchell Coomer and Travis Coomer dated May 1st, 2008, recorded Lease Book 69, at page 769. Sell also and Acknowledgment an Agreement dated ________, 2012, from James Luther Clark to Mitchell Coomer and Travis Coomer recorded in Lease Book ____, at page ______.

TN-K Energy Group, Inc., acquired its interests in the Pansy Clark lease as follows, each assignment being from Mitchell Coomer and Travis Coomer:

	Date	LB/Page
(1)	11/06/09	70/141
(2)	12/04/09	70/152
(3)	02/02/10	70/213

The working interest for each of the leases is 82.5% of 100%, the balance of the lease being the landowner's royalty and other overriding royalties as previously granted or as assigned herein.

This oil and gas lease assignment is subject to all of the terms, conditions and stipulations of the original oil and gas leases and all assignments in the Assignor's chain of title.

And for the same consideration the Assignor covenants with the Assignee, its successors and assigns: that the Assignor is the

lawful owner of and has good title to the interest above assigned in and to said lease, estate, rights and property free and clear from all liens, encumbrances or adverse claims; that said lease is a valid and subsisting lease on the land above described, and all rentals and royalties due thereunder have been paid and all conditions necessary to keep the same in force have been duly performed.

IN TESTIMONY WHEREOF, this assignment has been executed as of the date aforesaid.

Mitchell Coomer
MITCHELL COOMER

Travis Coomer
TRAVIS COOMER

TN-K ENERGY GROUP, INC.
BY: KENNY A. PAGE
POSITION: CEO

STATE OF KENTUCKY
COUNTY OF ADAIR

The execution of the foregoing instrument was acknowledged before me by **MITCHELL COOMER**, this the 12 day of April, 2012.

10-2-13
COMMISSION EXPIRATION DATE

Heather Coomer
NOTARY PUBLIC

STATE OF KENTUCKY
COUNTY OF ADAIR

The execution of the foregoing instrument was acknowledged before me by **TRAVIS COOMER**, this the 12 day of April, 2012.

10-2-13
COMMISSION EXPIRATION DATE

Heather Coomer
NOTARY PUBLIC

STATE OF TENNESSEE

COUNTY OF Cumberland

The execution of the foregoing instrument was acknowledged before me by Kenny A. Page on behalf of **TN-K ENERGY GROUP, INC., a Tennessee corporation,** as its CEO to be a properly authorized action, on behalf of said corporation, this the 12th day of April, 2012.

March 4, 2015

COMMISSION EXPIRATION DATE NOTARY PUBLIC

F:\documents\Oil-Gas TOP\COOMER.TRA\GreenCo\ClarkLease.ALL.ASSIGNMENT.docx

I hereby certify that the foregoing instrument was prepared **WITHOUT PRIOR TITLE EXAMINATION** by James D. Zornes, DURHAM & ZORNES, 130 Public Square, P. O. Box 100, Columbia, Kentucky 42728-0100, Phone: 270/384-4411, FAX: 270/384-5781.

JAMES D. ZORNES, ATTORNEY